DELAWARE GROUP® GLOBAL & INTERNATIONAL FUNDS
Delaware Emerging Markets Fund
(the “Fund”)

Supplement to the Fund’s Prospectuses
dated March 30, 2009

On November 18, 2009, the Board of Trustees of Delaware Group Global & International Funds unanimously voted to approve changes related to the Fund’s investment strategy to permit investments in real estate investment trusts. These changes will be effective 60 days after the date of this Supplement.

The following information replaces the information in the section entitled, "How we manage the Funds – The securities in which the Funds typically invest – Real estate investment trusts (REITs)":

Real estate investment trusts (REITs)
REITs are pooled investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments.

How the Funds use them: Delaware International Value Equity Fund does not invest in these securities. Delaware Global Value Fund may invest in REITs consistent with its investment objective and policies. Delaware Emerging Markets Fund may invest up to 10% of its total net assets in REITs.

Please keep this Supplement for future reference.

This Supplement is dated November 24, 2009.